UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2026

LA ROSA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1420 Celebration Blvd., 2nd Floor
Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

(321) 250-1799

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 24, 2026, La Rosa Holdings Corp. (the “Company”) issued a press release announcing certain business and financial highlights for the fiscal quarter ended June 30, 2026.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Form 12b-25 Notification of Late Filing (the “Form 12b-25”) filed by the Company on August 14, 2026, the Company was delayed in filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”).

On August 21, 2026, the Company received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) Listing Qualifications (the “Staff”) notifying it that, because the Company was delinquent in filing its Form 10-Q, the Company did not comply with Nasdaq Listing Rule 5250(c)(1), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC. In accordance with the Notice, the Company had until October 20, 2026 to submit a plan of compliance (the “Plan”) to Nasdaq addressing how the Company intends to regain compliance with Nasdaq’s listing rules with respect to the delinquent report, and Nasdaq had the discretion to grant the Company up to 180 calendar days from the due date of the Form 10-Q, or until February 16, 2027, to regain compliance.  The Notice from Nasdaq had no immediate effect on the listing of the Company’s common stock.

As required under Nasdaq Listing Rule 5810(b), the Company issued a press release on August 24, 2026, announcing that it had received the Notice. A copy of this press release is attached as Exhibit 99.2 to this Form 8-K.

On August 21, 2026, the Company filed Form 10-Q with the SEC. On August 24, 2026, the Company received a letter from the Staff notifying the Company that based on the August 21, 2026 filing of the Form 10-Q, the Staff has determined that the Company complies with Nasdaq Listing Rule 5250(c)(1) and this matter is now closed.

The Company’s common stock continues to be listed on The Nasdaq Capital Market under the symbol “LRHC”.

Item 8.01 Other Events.

A copy of the press release referenced in Item 2.02 of this Current Report on Form 8-K is attached to this Current Report on Form 8-K as Exhibit 99.1.

A copy of the press release referenced in Item 3.01 of this Current Report on Form 8-K is attached to this Current Report on Form 8-K as Exhibit 99.2.

The disclosure under Item 8.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains statements that are forward-looking and as such are not historical facts. This includes statements regarding the continued listing of the Company’s common stock on The Nasdaq Capital Market and similar expectations, beliefs, plans, objectives, assumptions or projections of the Company and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “might,” “possible,” “potential,” “predicts,” “may,” “would,” “could,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on management’s expectations, beliefs and forecasts concerning future events impacting the Company. One should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Company’s latest Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the other documents filed by the Company from time to time with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of La Rosa Holdings Corp. (financial highlights), dated August 24, 2026.
99.2	Press release of La Rosa Holdings Corp. (Nasdaq notice), dated August 24, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Certain personal information in this Exhibit has been omitted in accordance with Regulation S-K Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2026	LA ROSA HOLDINGS CORP.

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

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